AFL-CIO Housing Investment Trust

Portfolio Performance Commentary: January 2010

For the month of January 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of +1.61% and a net return of +1.57%.  Its benchmark, the Barclays Capital U.S. Aggregate Bond Index (Barclays Aggregate), reported a return of +1.53% for the month.

 January 2010 gross relative performance:   +0.09%

Performance for periods ended January 31, 2010
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.61%	8.51%	7.13%	5.72%	7.16%
HIT Total Net Rate of Return	1.57%	8.04%	6.69%	5.29%	6.74%
Barclays Capital Aggregate Bond Index	1.53%	8.51%	6.60%	5.16%	6.53%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found in the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) portfolio as spreads tightened versus Treasuries.  Project loans and Fannie Mae DUS spreads tightened during the month on strong interest from market players.  Project loan spreads tightened by approximately 31 basis points (bps) for construction/permanent loan certificates and 21 bps for permanent loan certificates, relative to Treasuries.  FNMA DUS securities also experienced material appreciation as spreads generally tightening by 3.5 to 22 bps, depending on structure.

●	Poor performance by corporate bonds, the worst performing major sector in the Barclays Aggregate posting negative excess returns of 11 bps for the month. The HIT does not invest in corporate bonds.

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose “excess returns” were second highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate.  Those returns were +20, -12, -9, and +21 bps, respectively.  Approximately 97% percent of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee.

Negative contributions to the HIT’s performance included:

●
The portfolio’s slightly short relative duration position as rates rallied across the curve.   The yield on longer-dated maturities fell by less than short maturities, with the 2-year yield falling by 32 bps and the 10-year falling by 25 bps.

●
Price compression as interest rates fell across the curve driving prices and risk premiums higher for some multifamily assets.  The rise in risk premiums pushed spreads wider relative to discount or par priced bonds.

●
Underperformance of agency commercial MBS (CMBS) relative to private-label CMBS, which posted 312 basis points of excess return for the month that was driven strong technical factors and slowing of fundamental deterioration in commercial real estate.  Agency CMBS spreads to Treasuries were approximately 5 bps tighter for the month.  The HIT is underweighted to private-label CMBS.

January 2010 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+1.58%	+0	5.16
Agencies	+1.06%	+0	3.21
Residential MBS	+1.33%	+25	3.24
Corporates	+1.63%	-11	6.40
CMBS	+4.52%	+312	4.01
Asset-backed Securities (ABS)	+1.68%	+59	3.28
Source: Bloomberg L.P.

Changes in Treasury Rates

Maturity	12/31/09	1/29/10	Change
3-Month	0.048	0.069	0.0213
6-Month	0.186	0.142	-0.0437
1-Year	0.435	0.274	-0.1610
2-Year	1.135	0.812	-0.3236
3-Year	1.676	1.348	-0.3285
5-Year	2.679	2.323	-0.3556
7-Year	3.384	3.058	-0.3264
10-Year	3.837	3.584	-0.2525
30-Year	4.641	4.488	-0.1526
Source: Bloomberg L.P.

The Barclays Capital Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.